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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 2001



                                   CAPRI CORP.
             (Exact Name of Registrant as Specified in its Charter)



   MINNESOTA                     0-28511                      41-1704533
(State or other           (Commission File Number)           (IRS Employer
 Jurisdiction of                                          Identification No.)
 Incorporation)


2651 WARRENVILLE ROAD, SUITE 560, DOWNERS GROVE, ILLINOIS            60515
        (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (630) 874-5500


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.    OTHER EVENTS.

     The letter attached hereto as Exhibit 99.1 was mailed to the shareholders of Capri Corp. (the "Company") on October 15, 2001, together with the Company's 2001 annual proxy statement and annual report on Form 10-KSB for the fiscal year ended June 30, 2001, both of which have been previously filed with the Securities and Exchange Commission.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    Exhibits.

           99.1   Letter to Shareholders









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CAPRI CORP.
                                   (Registrant)


                                   By:    /s/ Mehul J. Dave
                                       -----------------------------------------
                                       Name:    Mehul J. Dave
                                       Title:   Chairman of the Board, President
                                                and Chief Executive Officer

Dated:  October 15, 2001